UNITED STATES SECURITIES AND

EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 2, 2007

ORAMED PHARMACEUTICALS INC.

(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

000-50298

(Commission File Number)

98-0376008

(IRS Employer Identification No.)

2 Elza Street, Jerusalem, Israel 93706

(Address of principal executive offices and Zip Code)

972-54-790-9058

(Registrant's telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02	Unregistered Sales of Equity Securities

On August 2, 2007, we closed a private placement consisting of 510,000 units of our securities (the “Units”) at a price of US $0.50 per Unit for aggregate proceeds of US $255,000. Each Unit consists of one common share and one share purchase warrant (a “Warrant”), one Warrant shall be exercisable into one additional common share (a “Warrant Share”) at a price of US $0.75 per Warrant Share until August 2, 2010.

We also issued 10,000 shares to one non-US individual as a finders fee pursuant to an offshore transaction relying on Regulation S and/or Section 4(2) of the Securities Act of 1933.

We issued the Units to six non-U.S. persons (as that term is defined in Regulation S of the Securities Act of 1933) in an offshore transaction relying on Regulation S and/or Section 4(2) of the Securities Act of 1933.

Item 9.01.	Financial Statements and Exhibits.
10.1	Form of Subscription Agreement (incorporated by reference to our current report on Form 8-K filed on June 18, 2007)
10.2	Form of Warrant certificate (incorporated by reference to our current report on Form 8-K filed on June 18, 2007)
10.3*	Form of Shares for Services Agreement

* filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORAMED PHARMACEUTICALS INC.

/s/Nadav Kidron

Nadav Kidron

President, CEO and Director

Date: August 1, 2007